UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               Form 8-K

                            Current Report
     Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported)    June 12, 2008
                  --------------------------

                 Dynasil Corporation of America
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  (Exact name of registrant as specified in its charter)

     New Jersey                   000-27503         22-1734088
---------------------------       ----------        -----------
(State or other                   (Commission     (IRS Employer
jurisdiction of incorporation)    File Number)  Identification No.)


         385 Cooper Road, West Berlin, New Jersey 08091
    -----------------------------------------------------

        (Address of principal executive offices)   (ZIP Code)

Registrant's telephone number, including area code:
(856)-767-4600

                           Not Applicable
-------------------------------------------------------

     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instructions A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-
2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-
4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 5.02 Departure of Directors or Certain Officers;
Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

        On   June  12,  2008,  the  Registrant,   Dynasil
Corporation  of  America  ("Dynasil"),  entered  into  an
arrangement whereby Mr. Peter Sulick, age 57, of  Naples,
FL  agreed  to become a Dynasil director for  an  initial
partial  one-year term that expires at  the  next  annual
shareholders  meeting  planned  for  February  2009.  The
Dynasil Board of Directors passed resolutions to increase
the  number of Directors from three to four and voted  to
appoint  Mr. Sulick to fill the fourth Director position.
Mr. Sulick will become Chairperson of the Audit Committee
for   Dynasil's  Board of Directors'  and  its  Financial
Expert. On June 12, 2008, a press release was issued regarding this appointment. The information set forth in that press release, which is filed as an exhibit to this Report, is incorporated herein by reference.

      Mr.  Sulick  is  currently  President  and  CEO  of
AmeriSite,  LLC,  a family owned real estate  development
and  investment company. Mr. Sulick's business background
includes   the   founding  of  Independence  Broadcasting
Corporation,  PowerFone Inc., SSPCS Corp. and  AmeriSite,
LLC. He has a particular experience in building media and
technology companies, executing their business strategies
and  building  operations. He has  held  chief  executive
officer, chief financial officer and corporate controller
positions.  His financial experience includes an  initial
public   offering,  numerous  large   debt   and   equity
financings, franchising and a $350 million leveraged buy-
out.   Since  1985,  Mr.  Sulick  has  founded  and   led
telecommunications companies that were later acquired by Nextel and T-Mobile. In the early part of his career, Mr.
Sulick  was a principal financial officer for Cablevision
Systems and has also held several senior-level financial positions at the Communications Operations Group of ITT.
He  began  his career in the audit department  at  Arthur
Andersen & Co, in New York City following graduate school. He was a certified public accountant who earned his MBA in finance from the University of Massachusetts and a B.S. in Business Administration from The Citadel.
Mr. Sulick has been a significant investor in Dynasil since 2005.

In  connection  with his appointment as a  director,  Mr.
Sulick has been granted options to acquire over a five year period up to 80,000 shares of Dynasil common stock at an exercise price of $3.09 per share. For acting as Chairperson of the Audit Committee of the Board of Directors and its Financial Expert, Mr. Sulick will receive a $5,000 retainer in addition to the normal compensation that Dynasil pays to its outside directors.
As is the case with other outside directors, Mr. Sulick also will be eligible to receive option grants at the discretion of the Board of Directors.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

EXHIBIT INDEX

(c)  Exhibits

   99 Press Release dated June 12, 2008 relating to the appointment of Peter Sulick as a Dynasil Director.


SIGNATURES

      Pursuant  to  the  requirements of  the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         DYNASIL CORPORATION OF AMERICA
                                   (Registrant)

Date: June 12, 2008      By:  /s/ Craig T. Dunham
                               Craig T. Dunham
                               President